SCHEDULE 14A

                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No. _________)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:

[ ] Preliminary proxy statement
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material under Rule 14a-12.

                           THE NEW GERMANY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     5) Total fee paid:

     ---------------------------------------------------------------------------

     [ ]   Fee paid previously with materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           1) Amount Previously Paid:

           ---------------------------------------------------------------------
           2) Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------------
           3) Filing Party:

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           4) Date Filed:

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

                           THE NEW GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 30, 2000

                               ------------------

     To our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders of The New Germany Fund, Inc., a Maryland corporation (the "Fund"), will be held at 3:00 P.M., New York time, on June 30, 2000 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, 5th Floor, New York, New York for the following purposes:

      1. To elect three Directors, each to hold office for a term of three years and until their successors are duly elected and qualify.

      2. To   ratify   the   appointment   by  the   Board   of   Directors   of
         PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2000.

      3. To transact such other business as may properly come before the meeting.

      Only holders of record of Common Stock at the close of business on May 10, 2000 are entitled to notice of and to vote at this meeting or any adjournment thereof.

      If you have any questions or need further information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 909 Third Avenue, New York, New York 10022, or 1-800-662-5200.

                                           By Order of the Board of Directors

                                           Robert R. Gambee
                                           Chief Operating Officer
                                           and Secretary

Dated: May 12, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                           THE NEW GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                         Annual Meeting of Stockholders
                                  June 30, 2000

                               ------------------
                                 PROXY STATEMENT
                               ------------------

      This proxy statement is furnished by the Board of Directors of The New Germany Fund, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 3:00 P.M., New York time, on June 30, 2000 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, 5th Floor, New York, New York. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors and FOR the ratification of the appointment of independent accountants. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy or by attendance at the Meeting and voting in person.

      The close of business on May 10, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 27,869,998 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 12, 2000.

      The Board of Directors of the Fund has nominated three Directors for election at the Meeting (Proposal 1) and approved the appointment of PricewaterhouseCoopers LLP as independent accountants to the Fund for the fiscal year ending December 31, 2000, for ratification by the stockholders at the Meeting (Proposal 2).

      A quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. Abstentions will be counted for purposes of determining whether a quorum has been established, but will have no effect on the election of directors (Proposal 1) or the consideration of the approval of the appointment of PricewaterhouseCoopers LLP as independent accountants for the Fund (Proposal 2).

                        PROPOSAL 1: ELECTION OF DIRECTORS

      The Fund's charter (the "Charter") provides that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class III expires at the 2000 Annual Meeting, Class I at the next succeeding Annual Meeting and Class II at the following succeeding Annual Meeting. Three Class III nominees are proposed in this Proxy Statement for election.

      Should  any  vacancy  occur  on the  Board  of  Directors,  the  remaining
Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

      Unless authority is withheld, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated that he will serve as a Director if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their discretion. Each of the nominees is currently a member of the Board of Directors.

Information Regarding Directors and Officers

      The following table shows certain information about the Directors, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1990, except for Mr. Wadsworth, Dr. Hopp, Mr. Matz, and Mr. Zuhlsdorff, who were elected to the Board on June 19, 1992, June 18, 1993, June 29, 1995 and June 20, 1997, respectively.

      The following Directors have been nominated for election at the 2000 Annual Meeting:

                                                                                                      Shares of Common Stock
                                                                                                        Beneficially Owned,
                                                                                                      Directly or Indirectly,
     Name                 Age   Position with Fund   Principal Occupations During Past Five Years       at May 10, 2000(1)
     ----                 ---   ------------------   --------------------------------------------     -----------------------
Dr. Franz                 57    Director             Member of the Board of Management of                           --
Wilhelm Hopp                                           ERGO Versicherungsgruppe AG,
  Class III                                            VICTORIA Lebensversicherung AG and
                                                       VICTORIA Versicherung AG, VICTORIA
                                                       International AG, VICTORIA Ruck AG,
                                                       D.A.S. Versicherungs-AG, Chairman of the
                                                       Supervisory Board of VORSORGE
                                                       Lebensversicherung AG. Chairman of the
                                                       Supervisory Board of VICTORIA
                                                       Kapitalanlagegesellschaft mbH. Member of
                                                       the Supervisory Board of Bankhaus
                                                       Ellwanger &Geiger, Former Member of the
                                                       Board of Management of VICTORIA Holding
                                                       AG, Chairman of the Board of Management
                                                       of Wurttembergische Lebensversicherung
                                                       AG, Member of the

                                                                                                      Shares of Common Stock
                                                                                                        Beneficially Owned,
                                                                                                      Directly or Indirectly,
     Name                 Age   Position with Fund   Principal Occupations During Past Five Years       at May 10, 2000(1)
     ----                 ---   ------------------   --------------------------------------------     -----------------------
Dr. Hopp (continued)                                   Board of Management of
                                                       Wurttembergische AG Versicherungs-
                                                       Beteiligungsgesellschaft,
                                                       Wurttembergische Versicherung AG
                                                       (1990-1995), Deputy Chairman of the
                                                       Supervisory Board of Leonberger
                                                       Bausparkasse AG.

Ernst-Ulrich Matz         66   Director              Chief Financial Officer and member of                          --
   Class III                                           the Board of Directors of IWKA
                                                       Aktiengesellschaft. (until 2000). Member
                                                       of the Board of Directors of KUKA Welding
                                                       Systems + Robot Corp. Member of the
                                                       Supervisory Boards of Bopp & Reuther AG,
                                                       Ex Cell-O Holding AG. Member of the
                                                       District Advisory Board of
                                                       Gerling-Konzern. Chairman of the Rumanian
                                                       Group in the German East-West Trade
                                                       Committee.

Dr. Frank Tromel          64   Director              Deputy Chairman of the Supervisory                             --
   Class III                                           Board of DELTON AG (since 1999).
                                                       Chairman of the Board of Managing
                                                       Directors of DELTON AG (1990-1999).
                                                       Chairman of the Board of Managing
                                                       Directors of ALTANA AG (1987-1990).
                                                       Member of the Board of ALTANA AG
                                                       (1977-1987).

The following are Directors whose terms continue:

Richard Karl Goeltz       57   Director              Vice Chairman and Chief Financial Officer                   6,296
   Class I                                             of American Express Co., Group Chief
                                                       Financial Officer and Member
                                                       of the Board of Directors of
                                                       National Westminster Bank
                                                       Plc. (1992-1996).

Christian H.              56   Director              Company Director of DWS Investment GmbH                        --
Strenger(2)(3)(4)                                      (since 1999). Managing Director of DWS
   Class I                                             - Deutsche Gesellschaft fur Wertpapier-
                                                       sparen mbH (1991-1999). Chairman of
                                                       Deutsche Fund Management, Inc.
                                                       (1997-2000). Managing Director of
                                                       Deutsche Bank Securities Corporation
                                                       (1986-1991).

                                                                                                      Shares of Common Stock
                                                                                                        Beneficially Owned,
                                                                                                      Directly or Indirectly,
     Name                 Age   Position with Fund   Principal Occupations During Past Five Years       at May 10, 2000(1)
     ----                 ---   ------------------   --------------------------------------------     -----------------------
John A. Bult(2)(3)        63    Director             Chairman of PaineWebber International,                      2,296
  Class II                                             Director of The France Growth Fund, Inc.
                                                       and The Greater China Fund, Inc.

John H. Cannon            58    Director             Vice President and Treasurer of the                           233
  Class II                                             Venator Group.

Robert H.                 60    Director             President of The Wadsworth Group, First                     3,263
Wadsworth(2)(5)                                        Fund Distributors, Inc. and Trust for
  Class II                                             Investment Managers, Vice President of
                                                       Professionally Managed Portfolios and
                                                       Advisors Series Trust.

Peter Zuhlsdorff          60   Director              Managing Director of DIH-German Industrie,                     --
   Class II                                            Tengelmann Unternehmensgruppe,
                                                       Chairman of the Supervisory Board of TV
                                                       Loonland AG, Escada and GFK AG, Member of
                                                       the Advisory Boards of Melitta KG, Merck
                                                       KgaA, Triangle, Deutz AG, Melitta and
                                                       Diebels, Member of the District Advisory
                                                       Board of Deutsche Bank AG

-------------
(1) As of May 10, 2000, all Directors and officers as a group owned less than 1% of the outstanding Common Stock of the Fund.

(2) Indicates that Messrs. Bult, Strenger and Wadsworth each also serve as a Director of The Germany Fund, Inc. and the Central European Equity Fund, Inc., two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

(3) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bult is an "interested" Director because of his affiliation with PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his ownership of Deutsche Bank shares.

(4) Indicates that Mr. Strenger owns shares of Deutsche Bank, of which Deutsche Asset Management International GmbH ("DeAM") and Deutsche Bank Securities Inc. are wholly-owned subsidiaries. As of May 10, 2000, Mr. Strenger owned less than 1% of the outstanding shares of Deutsche Bank.

(5) Indicates that Mr. Wadsworth also serves as a director of the Flag Investors Portfolios Trust and Flag Investors Funds, Inc., both open-end investment companies managed by the Deutsche Bank Group.

      The Board of Directors presently has an Audit Committee composed of Messrs. Cannon, Goeltz and Wadsworth. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met three times during the fiscal year ended December 31, 1999. In addition, the Board has an Advisory Committee composed of Messrs. Cannon, Goeltz and Wadsworth. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Bank Securities Inc. and the Investment Advisory Agreement between the Fund and DeAM. The Advisory Committee met once during the past fiscal year. The Board has an Executive Committee composed of Messrs. Cannon, Goeltz, Stenger and Wadsworth. The Board has a Nominating Committee composed of Messrs. Cannon, Tromel and Wadsworth. The

Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with Deutsche Bank Securities Inc. or DeAM, and the Nominating Committee must evaluate the qualifications of all nominees for directorship pursuant to the director qualification provisions in the Fund's Bylaws. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund.

      During the past fiscal year, the Board of Directors had four regular meetings and two special meetings, and each incumbent Director, with the exception of Messrs. Hopp and Zuhlsdorff, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served. Each incumbent Director,with the exception of Mr. Zuhlsdorff, attended at least 75% of the number of regular meetings of the Board.

      The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each of the Fund, The Germany Fund, Inc. and The Central European Equity Fund, Inc. (which three funds, together with the Flag Funds Inc. and Ltd., and Deutsche Asset Management VIT Funds, represent the entire Fund Complex advised by the Manager and the Investment Adviser within the meaning of the applicable rules and regulations of the Securities and Exchange Commission, reimburses the Directors (except for those employed by the Deutsche Bank group) for travel expenses in connection with Board meetings. The following table sets forth the aggregate compensation from the Fund for the fiscal year ended December 31, 1999, and from the Fund and such other funds for the year ended December 31, 1999, for each Director who is not an interested person of the Fund, and for all such Directors as a group:

                                        Aggregate Compensation            Total Compensation
          Name of Director                     From Fund                   From Fund Complex
          ----------------              ----------------------            ------------------
    John H. Cannon                             $15,000                         $ 15,000
    Richard Karl Goeltz                         13,500                           13,500
    Dr. Franz Wilhelm Hopp                      10,500                           10,500
    Ernst-Ulrich Matz                           11,250                           11,250
    Dr. Frank Tromel                            11,250                           11,250
    Robert H. Wadsworth                         15,750                           73,250
    Peter Zuhlsdorff                             9,750                            9,750
                                               -------                         --------
                      Total                    $87,000                         $144,500
                                               =======                         ========

      No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund, Deutsche Bank Securities Inc. or Deutsche Asset Management International GmbH.

      The officers of the Fund other than as shown above are as follows (each also serving as an officer of The Germany Fund, Inc. and The Central European Equity Fund, Inc.):

         Name              Age   Position with Fund          Principal Occupations During Past Five Years
         ----              ---   ------------------          --------------------------------------------
Paul W. Higgins            54    President and Chief         Managing Director and Head of Private
                                 Executive Officer             Banking Americas, Member of the
                                                               Executive Committee of Deutsche Bank
                                                               Americas, Chairman of Bankers Trust
                                                               Co. Connecticut Ltd., Bankers Trust
                                                               Florida, N.A., and Bankers Trust
                                                               International Private Banking Corp.


         Name              Age   Position with Fund          Principal Occupations During Past Five Years
         ----              ---   ------------------          --------------------------------------------

Hanspeter Ackermann        43    Chief Investment Officer    President of Deutsche Bank Investment
                                                               Management Inc., Senior International
                                                               Equity Portfolio Manager of Bankers Trust
                                                               Co., President and Managing Partner of
                                                               Eiger Asset Management (1993-1996),
                                                               Managing Director and CIO of SBC
                                                               Portfolio Management International
                                                               (1983-1993).

Robert R. Gambee           57    Chief Operating Officer     Director (since 1992), First Vice President
                                 and Secretary                 (1987-1991) and Vice President (1978-
                                                               1986) of Deutsche Bank Securities, Inc.
                                                               Secretary of Flag Investors Funds, Inc.,
                                                               Deutsche Bank Investment Management, Inc.
                                                               (since 1997).

Joseph Cheung              41    Chief Financial Officer     Vice President (since 1996), Assistant Vice
                                 and Treasurer                 President (1994-1996) and Associate (1991-
                                                               1994) of Deutsche Bank Securities Inc.

      The officers of the Fund are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders.

             The Board unanimously recommends a vote FOR Proposal 1.

      Required Vote. Provided a quorum has been established, the affirmative vote of a plurality of the votes cast at the Meeting is required for the election of each Director.

               PROPOSAL 2: APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have appointed PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending December 31, 2000. The ratification of the appointment of independent accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying form of proxy will vote for PricewaterhouseCoopers LLP. A representative of PricewaterhouseCoopers LLP will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

             The Board unanimously recommends a vote FOR Proposal 2.

      Required Vote.  Provided a quorum has been  established,  the  affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending December 31, 2000.

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

     The principal office of Deutsche Asset Management International GmbH, the Fund's Investment Adviser, is located at Mainzer Landstrasse 16, 60325 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Bank
Securities Inc., the Fund's Manager, is located at 31 West 52nd Street, New York, New York 10019.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of May 10, 2000, no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below.

              Name and Address                    Amount and Nature               Percent of
            of Beneficial Owner                of Beneficial Ownership     Outstanding Common Stock
            -------------------                -----------------------     -------------------------
Mira, L.P.(1) ..............................          4,549,400                      15.8
One Chase Manhattan Plaza, 42nd Floor
New York, NY  10005

-------------
(1) This information is based exclusively on information provided by such person on Schedule 13G filed with respect to the Fund on June 29, 1999 and on October 5, 1999, and on Schedule 13D filed with respect to the Fund on December 7, 1999. Such person reported that (a) as the general partner of Mira, L.P., Zurich Capital Markets Inc. may be deemed to beneficially own an aggregate of 4,549,400 shares of Common Stock of the Fund and (b) the power to vote and dispose of the 4,549,400 shares of Common Stock of the Fund held by Mira, L.P. is shared by Mira, L.P. and Zurich Capital Markets Inc. as its general partner. To the knowledge of management, no other Schedules 13D or 13G had been filed with respect to the Fund as of May 10, 2000.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly came before the meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their discretion.

                              STOCKHOLDER PROPOSALS

      In order for stockholder proposals otherwise satisfying the eligibility requirements of Securities Exchange Commission Rule 14a-8 to be considered for inclusion in the Fund's proxy statement for the 2001 Annual Meeting, the proposals must be received at The New Germany Fund, Inc., 31 West 52nd Street, New York, New York, 10019, Attention: Secretary, on or before January 12, 2001.

      In addition, the Fund's Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2001 Annual Meeting, whether or not it is also the subject of a proposal timely submitted for inclusion in the Fund's proxy statement, written notice of such business as prescribed in the Bylaws must be received by the Fund's Secretary between January 12, 2001 and February 11, 2001. For additional requirements, the stockholder may refer to the Bylaws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless of any earlier notice provided in accordance with Securities Exchange Commission Rule 14a-8.

                         EXPENSES OF PROXY SOLICITATION

      The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $6,000 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1999 to any stockholder upon request. Such requests should be directed by mail to The Germany Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-GERMANY. Annual reports are also available on the Fund's web site: www.newgermanyfund.com.

                                                    Robert R. Gambee
                                                    Chief Operating Officer
                                                    and Secretary

Dated: May 12, 2000

      STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

                             [GRAPHIC OF BUILDING]

PROXY                      THE NEW GERMANY FUND, INC.

      The undersigned stockholder of The New Germany Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Robert R. Gambee and Joseph Cheung, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 3:00 P.M., New York time, on June 30, 2000 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, 5th Floor, New York, New York, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

      The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director and "FOR" each of the other proposals as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

      1. [ ] FOR each of the nominees
             for director listed below.

         [ ] WITHHOLD AUTHORITY
             as to all listed nominees.

         [ ] FOR all nominees except
             as marked to the contrary below.

        (Instructions: To withhold authority for any individual nominee strike a line through the nominee's name in the list below.)

                             Dr. Franz Wilhelm Hopp
                                Ernst-Ulrich Matz
                                Dr. Frank Tromel

      2. RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.


             [ ] FOR              [ ] AGAINST             [ ] ABSTAIN

      3. TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

         [ ] CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON

      Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

                                     -------------------------------------------
                                                 Name (please print)

                                     -------------------------------------------
                                                      Signature

                                     -------------------------------------------
                                             Signature, if held jointly

                                     -------------------------------------------
                                             Dated:              , 2000